GARTMORE MUTUAL FUNDS

                            Gartmore Nationwide Fund,
              Gartmore Growth Fund, Gartmore Large Cap Value Fund,
                          Gartmore Mid Cap Growth Fund


                 Prospectus Supplement dated September 23, 2003
                        to Prospectus dated March 1, 2003

The following information supplements information concerning the Gartmore Growth Fund in the above noted prospectus:

On September 18, 2003, the Board of Trustees of Gartmore Mutual Funds, on behalf of the Nationwide Large Cap Growth Fund and the Gartmore Growth Fund (respectively, the "Large Cap Growth Fund" and the "Growth Fund", and collectively the "Funds") series, considered and approved a proposal for the reorganization of the Large Cap Growth Fund with and into the Growth Fund. If the shareholders of record of both Funds as of the close of business on October 1, 2003 approve the reorganization, all the assets (subject to liabilities) of the Large Cap Growth Fund will be acquired by the Growth Fund in exchange for Class A shares, Class B shares, Class C shares, and Institutional Service Class shares of the Growth Fund. Such shares, in turn, will be immediately distributed to the shareholders of the Large Cap Growth Fund holding the corresponding class of shares of the Large Cap Growth Fund, after which the Large Cap Growth Fund will be completely liquidated. It is anticipated that the shareholder meeting to consider this proposal will be held on December 12, 2003. This reorganization will occur as soon as practicable if approval is obtained from the shareholders of both Funds.


The Growth Fund's investment objective, policies, strategies, portfolio management and operations will not be affected if shareholders approve the reorganization.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE